Exhibit 99.2

Linn Energy, LLC NASDAQ: LINE RBC Capital Markets Energy Conference June 5-6, 2006

Forward-Looking Statements Statements made by representatives of Linn Energy, LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas, our ability to replace reserves and efficiently develop our current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's reports filed with the Securities and Exchange Commission. Linn Energy undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Senior Management Representatives Michael C. Linn President & Chief Executive Officer Kolja Rockov Executive Vice President & Chief Financial Officer

Overview of Linn Energy, LLC Natural gas and oil development and acquisition company Experienced operator in the Appalachian Basin Mike Linn 25+ years of experience in the Appalachian Basin Current Chairman of IPAA - largest U.S. oil & gas association Management has 75+ years of experience in the Appalachian Basin Asset profile (at 12/31/05) 193 Bcfe total proved ? 2,114 producing wells PV-10% value = $552 million ? 905+ identified drilling locations 99% natural gas ? 29+ year reserve life Extensive operating control Operate 90%+ of wells Gather 90%+ of production

Appalachian Asset Profile Headquartered in Pittsburgh, PA Operate 1,922 (91%) of 2,114 total producing wells Over 905 total drilling locations 373 PUDs 532+ additional Drilling creates additional locations 800+ miles of gathering pipeline 145,686 net acres (at 12/31/05)

Appalachia - Favorable Characteristics Long life, low risk reserves Many wells produce over 50 years Low cost of operation Opportunity for consolidation Favorable mineral ownership Premium pricing Close to major consuming markets Basis differential ($0.20-$0.60) High Btu gas (6%-10% premium) NYMEX premium vs. discount elsewhere in U.S.

Proven Growth Track Record Reserve Volume (Bcfe) Avg. Daily Production (MMcfe/d) PV-10% Value ($ millions) 169% CAGR 66% CAGR 109% CAGR (1) "Adjusted EBITDA" is a non-GAAP financial measure that is reconciled to its most comparable GAAP financial measure in the Appendix of this presentation. (2) Based on midpoint of current published guidance for Q1 2006E. Adjusted EBITDA(1) ($ millions) 363% CAGR

Consolidator of Appalachian Assets Date Seller Location Purchase Price ($mm) Wells May 2003 Emax Oil Company West Virginia $3.2 34 Aug 2003 Lenape Resources, Inc. New York 2.2 61 Sep 2003 Cabot Oil & Gas Corporation Pennsylvania 15.8 50 Oct 2003 Waco Oil & Gas Company West Virginia, Virginia 31.5 353 May 2004 Mountain V Oil & Gas, Inc. Pennsylvania 12.5 251 Sep 2004 Pentex Energy, Inc. Pennsylvania 15.1 447 Apr 2005 Columbia Natural Resources, LLC West Virginia, Virginia 4.4 38 Aug 2005 GasSearch Corporation West Virginia 5.4 130 Oct 2005 Exploration Partners, LLC West Virginia, Virginia 111.4 550 Total $201.5 1,914 160.1 Bcfe acquired at average cost of $1.26 / Mcfe Every transaction to date was one-on-one negotiation

Value Creation After Acquisition Operating efficiencies Well tender routes More wells = better buying power for services Pipeline efficiencies Compression optimization Multiple market outlets Workover opportunities Behind pipe reserves and re-working Model forecast assumes no gains in production Reserve report does not consider behind pipe reserves Operating control Control timing of gas sales = control timing of cash flows

Low Risk, Low Cost Development Drilling Low risk drilling 100% success rate on 200+ wells Shallow wells - less than 5,500 feet Multiple producing zones - up to 10 Low cost drilling Average less than $250,000 per well Short cycle time Average 5 days to drill Spud to flowing gas in 60 days or less Attractive economics Average reserves per well = 200 MMcfe Historical F&D = $1.31 per Mcfe Forecasted F&D = $1.25 per Mcfe

Accelerating Drilling Program Number of Wells Drilled 2006E Drilling Budget Gross wells = 139 Average cost per well = $250,000 Total capex = $33.6 million Expected to add 26.6 Bcfe of producing reserves 10%-15% growth in producing reserves for 2006E

Financial Overview

Attractive Acquisition Margins Despite rising acquisition costs, acquisition margins are improving Hedging protects margins Over 95% of 2006E volumes hedged (1) Source: Lehman Brothers.

Drilling = Growth, Capital & Tax Shield Manufacturing gas; large drilling inventory High internal rate of return (IRR) Manufacturing capital Short cycle time (60 days or fewer from spud to flowing gas) $1.00 invested in drilling creates at least $1.00 of borrowing capacity 90%+ tax shield 70% of drilling costs are deductible IPO created step-up in basis (increased DD&A)

Natural Gas Hedge Positions Over 95% of 2006E production is hedged at a fixed price Hedges through 2009 help protect against price risk Current Hedge Positions (All Natural Gas) (1) Calculated as total hedged volumes multiplied by average price plus $0.30 premium due to the high Btu content of Linn Energy's natural gas production. The Company hedges production based on Btu content.

Credit Facility / Acquisition Financing New $400 million credit facility Increased borrowing base to $235 million from $225 million Undrawn capacity = $61 million Over $200 million of acquisitions completed with only $16 million of equity New Credit Facility Participants BNP Paribas Administrative Agent Royal Bank of Canada and Societe Generale Syndication Agents Bank of America, N.A. and Comerica Bank Documentation Agents Bank of Scotland Fortis Capital Corp. Lehman Commercial Paper Inc.

Organic Reserve Growth 2006E drilling expected to generate 10%-15% growth in producing reserves (1) Assumes each well results in 200 MMcfe of total proved reserves. (2) Assumes average cost per well of $250,000. (3) Excludes 6 non-operated wells at an estimated cost of approximately $0.2 million.

Advantages of LLC Structure Similar to MLPs Stable cash flow stream Low cost of capital = powerful acquisition financing High growth in early years Tax-advantaged yield Linn Energy, LLC structural advantages Investors share equally in all cash flows - no general partner "double-dipping" Acquisitions are more accretive long-term without IDRs Higher tax shield (90%+ vs. 80% average for MLP group) Fair governance - all unitholders vote (No general partner to control all votes) Management interests aligned with public Up to 100% of total compensation from distributions New asset class (E&P) Organic growth through development drilling Hedging is fully disclosed (Over 95% of 2006E volumes hedged at a fixed price) Long reserve life (29+ years) FIRST MOVER ADVANTAGE - numerous acquisition opportunities

LLC vs. MLP with IDRs Note: MLP scenario assumes standard structure with General Partner cash flow incentive distribution rights tiers of 2%, 15%, 25% and 50%. Source: RBC Capital Markets. When MLP doubles initial distribution, LLC structure would provide at least 32% more distributions to investors MLP GP share of cash flow reduces cash available for investors

(1) Source: RBC Capital Markets. Includes Apache, Anadarko, Burlington, Chesapeake, Devon, EOG, XTO, Denbury, Quicksilver, Pioneer, Southwestern, Vintage, Brigham, Encore, Penn Virginia, W&T, St. Mary, Stone, Remington, Petroquest, Meridian, Houston Exploration, Newfield, Forest, Cimarex and Whiting. (2) Source: RBC Capital Markets. Includes San Juan Basin, Hugoton, Permian Basin, Sabine, Dominion Resources Black Warrior, Cross Timbers, Santa Fe, Williams Coal Seam Gas, Eastern American Natural Gas, Mesa, Marine Petroleum, LL&E and Torch. (3) Source: RBC Capital Markets. Includes Advantage, ARC, Baytex, Bonavista, Canetic, Crescent Point, Enerplus, Esprit, Fairborne, Focus, Freehold, Harvest, NAL, Pengrowth, Penn West, Petrofund, Peyto, PrimeWest, Progress, Shiningbank, Trilogy, Vermillion. Comparison to Other E&P Yield Securities Reserve Life Index 2005 Drill Bit Reserve Replacement Linn Energy vs. Other E&P Yield Securities Growth yield vs. shrinking yield High reserve life = lower decline Return on capital vs. return of capital Competing securities: Have higher declines Do not replace reserves organically U.S. royalty trusts cannot make acquisitions

Linn Energy Execution Model Active hedging Maintain and grow distributions Low risk, low cost drilling Value creation post-acquisition Operating control Accretive acquisitions

Appendix

Non-GAAP Financial Measure This presentation includes the non-generally accepted accounting principles ("non-GAAP") financial measure of adjusted earnings before interest; income taxes; depreciation, depletion and amortization ("Adjusted EBITDA"). The accompanying schedule provides a reconciliation of Adjusted EBITDA to its most directly comparable financial measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP"). This non-GAAP financial measure should not be considered as an alternative to GAAP measures, such as net income, operating income or any other GAAP measure of liquidity or financial performance. Adjusted EBITDA is a significant performance metric used by our management to indicate (prior to the establishment of any reserves by our Board of Directors) the cash distributions we expect to pay our unitholders. Specifically, this financial measure indicates to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships and limited liability companies. We define Adjusted EBITDA as net income (loss) plus interest expense; depreciation, depletion and amortization; write-off of deferred financing fees; (gain) loss on sale of assets; (gain) loss from equity investment; accretion of asset retirement obligation; unrealized (gain) loss on natural gas derivatives; realized (gain) loss on cancelled natural gas derivatives; and income tax provision. For the periods indicated, the following table presents a reconciliation of our consolidated net loss to Adjusted EBITDA: During 2005, we cancelled (before their original settlement date) a portion of out-of-the-money natural gas swaps and realized a loss of $38.3 million. We subsequently hedged similar volumes at higher prices. Linn Operating, LLC was not subject to federal income tax before converting to a subchapter C-corporation on June 1, 2005. Prior to the conversion, there was no tax provision included in our consolidated financial statements because all of our taxable income or loss was included in the income tax returns of the individual members.